                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                     [x]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
         [ ]      Preliminary Proxy Statement
         [ ]      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         [x]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials
         [ ]      Soliciting Material pursuant to Section 240.14a-11(c) or
                  Section 240.14a-12

                              I-SECTOR CORPORATION
                (Name of Registrant as specified in its Charter)

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
         [x]      No fee required
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                  and 0-11.

                           (1) Title of each class of securities to which the transaction applies:
                                    ___________________________________________

                           (2) Aggregate number of securities to which the transaction applies:
                                    ___________________________________________

                           (3) Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                    ___________________________________________

                           (4) Proposed maximum aggregate value of the transaction:
                                    ___________________________________________

                           (5)      Total fee paid:
                                    ___________________________________________

[ ]      Fee paid previously with preliminary materials

[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

                  (1)      Amount previously paid: _____________________________

                  (2)      Form, Schedule or Registration Statement No.: _______

                  (3)      Filing Party: _______________________________________

                  (4)      Date Filed: _________________________________________

                              I-SECTOR CORPORATION

                             6401 SOUTHWEST FREEWAY
                              HOUSTON, TEXAS 77074

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD AUGUST 20, 2003

         Notice is hereby given that the annual meeting of the holders of common stock of I-Sector Corporation, a Delaware corporation (the "Company"), will be held at the offices of the Company located at 6401 Southwest Freeway, Houston, Texas 77074 on Wednesday, August 20, 2003, at 10:00 a.m., Central Daylight Time, and any adjournment or postponement thereof, for the following purposes:

         1. To elect four (4) nominees to the board of directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified; and

         2. To consider and approve an amendment and restatement of the 2000 Stock Incentive Plan (the "Plan"), to, among other matters, increase the number of shares of commons stock reserved for issuance under the Plan from 400,000 shares of common stock to 600,000 shares of common Stock; and

         2. To consider and act upon such other business as may properly be presented at the annual meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on July 15, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof. A stockholders' list will be available commencing ten days prior to the annual meeting, and may be inspected during normal business hours prior to the annual meeting at the offices of the Company, 6401 Southwest Freeway, Houston, Texas 77074.

         Your vote is important. Whether or not you plan to attend the annual meeting in person, we request that you sign, date and return the enclosed proxy card promptly in the enclosed postage-paid envelope. The prompt return of proxies will ensure a quorum and save the Company the expense of further solicitation.

                                    By Order of the Board of Directors,

                                    /s/ PATRICIA L. WINSTEAD
                                    ------------------------------------
                                     Patricia L. Winstead
                                     Secretary

                                     August 4, 2003

                              I-SECTOR CORPORATION
                             6401 SOUTHWEST FREEWAY
                              HOUSTON, TEXAS 77074

                                 PROXY STATEMENT

         This proxy statement and the enclosed proxy card are first being mailed to the stockholders of I-Sector Corporation, a Delaware corporation (the "Company"), commencing on or about August 4, 2003, in connection with the solicitation by the board of directors of the Company (the "Board of Directors," or the "Board") of proxies to be voted at the annual meeting of stockholders to be held at the offices of the Company located at 6401 Southwest Freeway, Houston, Texas 77074 on Wednesday, August 20, 2003, at 10:00 a.m., Houston time and at any adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the accompanying notice.

         A stockholder may revoke a proxy by:

         (1)      delivering to the Company written notice of revocation;

         (2)      delivering to the Company a signed proxy of a later date; or

         (3)      appearing at the Meeting and voting in person.

         Votes will be tabulated and the results will be certified by election inspectors who are required to resolve impartially any interpretive questions as to the conduct of the vote.

         As of July 15, 2003, the record date for the determination of stockholders entitled to vote at the Meeting, there were outstanding and entitled to vote 3,640,925 shares of the Company's common stock, par value $.01 per share (the "Common Stock"). The Common Stock is the Company's only class of voting securities outstanding. Each share of common stock entitles the holder to one vote, on all matters presented at the Meeting. Holders of a majority of the outstanding shares of common stock must be present, in person or by proxy, to constitute a quorum for the transaction of business. Stockholders who are present at the Meeting in person or by proxy and who abstain and proxies relating to shares held in "street name" that are marked as "not voted" ("broker non-votes") will be treated as present for purposes of determining whether a quorum is present.

         If a quorum is not obtained the Meeting may be adjourned for the purpose of obtaining additional proxies or votes or for any other purpose, and, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Meeting (except for any proxies which have theretofore been revoked).

         Proxies will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted for the election of the nominees named herein to the Board of Directors and for the approval of the amendment and restatement of the 2000 Stock Incentive Plan (the "Plan"). As to any other matter, which may properly be presented at the meeting, the persons named on the proxy card will vote according to their best judgment.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

GENERAL INFORMATION

         On August 20, 2003 four (4) nominees are to be elected to the Board of Directors. If elected, each director will hold office until the next annual meeting of stockholders or until his successor is elected and qualifies.

         The persons named as proxies in the accompanying proxy will be voted for the election of the nominees named below to the Board of Directors unless authority is withheld. All of the nominees previously have been elected directors by the stockholders. If any nominee should become unavailable for election, the proxy may be voted for a substitute nominee selected the Board of Directors. However, the Board of Directors is not aware of any circumstances that would prevent any nominee from serving, if elected.

APPROVAL AND REQUIRED VOTE

         The four nominees for election as directors at the Meeting who receive the greatest number of votes cast for election by the holders of shares of common stock present, in person or by proxy, at the Meeting will be the duly elected directors of the Company. Broker non-votes and abstentions will not have any effect on the outcome of the election.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL FOUR NOMINEES TO THE COMPANY'S BOARD OF DIRECTORS.

NOMINEES FOR DIRECTOR

         Set forth below is certain information regarding the nominees for election to the Board of Directors:

     James H. Long - Director since April 1983. Mr. Long, age 44, is the founder of the Company and has served as Chairman of the Board, Chief Executive Officer and President since the Company's inception in 1983. Prior to founding the Company, Mr. Long served with the United States Navy in a technical position and was then employed by IBM in a technical position.

     Donald R. Chadwick - Director since September 1996. Mr. Chadwick, age 59, served as Secretary from February 1992 through August 12, 2002 and served as Chief Financial Officer from February 1992 until December 1999. As Chief Financial Officer, his duties included supervision of finance, accounting and controller functions within the Company.

     Kevin M. Klausmeyer - Director since August 2001. Mr. Klausmeyer, age 44, is currently the Chief Financial Officer of RLX Technologies, a company that invented the blade server and produces them for the high-computer scientific market and for Fortune 500 customers. Mr. Klausmeyer was the Chief Financial Officer of PentaSafe Security Technologies, Inc., a security software company and provider of complete security policy and infrastructure solutions, since December 1, 1999 through 2002. From 1993 to November 1999, Mr. Klausmeyer was Vice President and Chief Accounting Officer of BMC Software, Inc., a publicly-held distributor of computer software. Mr. Klausmeyer is one of three software finance executives, who, together with representatives from the Big Five accounting firms, serve on the AICPA's Software Revenue Recognition Task Force, which interprets and provides guidance to the software industry on the U.S. authoritative software revenue accounting rules. In addition, Mr. Klausmeyer is the current Chairman of SOFTEC (Software Finance and Tax Executives Council), the primary software financial organization in the U.S. Mr. Klausmeyer spent 13 years at Arthur Andersen LLP in the audit and business consulting practice, with a primary focus in assisting high technology companies.

     John B. Cartwright - Director since August 2001. Mr. Cartwright, age 56, has been the owner of John B. Cartwright & Associates, a Certified Public Accounting Firm, since 1990. From 1973 to 1990, Mr. Cartwright was the managing partner or managing shareholder of Cartwright, Matthews, Gonsoulin & Bradley, PC, Cartwright, Matthews & Gonsoulin, a Partnership and Cartwright & Mathews, a Partnership. From 1969 to 1973, Mr. Cartwright was an Audit Supervisor of Touche Ross & Co. (now Deloitte & Touche LLP) in Houston. Mr.

Cartwright is a member of the American Institute of Certified Public Accountants, Texas Society of Certified Public Accountants, Houston Chapter of the Texas Society of Certified Public Accountants, and is the Past-President of the Houston Chapter of the Community Associations Institute.

BOARD AND COMMITTEE ACTIVITY, STRUCTURE AND COMPENSATION

         During 2002, the Board of Directors convened one special meeting and four regularly scheduled meetings, the Audit Committee held four meetings, and the Compensation Committee met once. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors and committees of the Board to which he belonged.

         Each director who is not an employee of the Company is paid $1,000 for each Board meeting attended and $500 for each committee meeting attended prior to August 13, 2002. After August 13, 2002, in anticipation of the increased responsibilities of members of the Audit Committee, the Board elected to increase the meeting fee to $1,000 for each audit committee meeting attended, plus reasonable out-of-pocket expenses incurred to attend committee meetings. Beginning in August, 2002 the Chairperson of the Audit Committee is paid $2,000 for each meeting attended. In addition, each non-employee director is entitled to receive stock options pursuant to the Company's Non-Employee Director Stock Option Plan (the "Director Plan"). Historically, upon his first election to the Board each independent director received options to purchase 5,000 shares and each time an independent director was re-elected such director received options to purchase 2,000 shares. On August 15, 2000 the Board resolved to increase the number of options each independent director receives on re-election from 2,000 to 5,000, and to make a one time grant of 5,000 options to each outside director for prior service. All options granted to directors vest immediately. All options granted to directors will have an exercise price equal to the fair market value of a share of Common Stock on the date of grant and will expire ten years after the date of grant (subject to earlier termination). Options granted to directors are subject to early termination on the occurrence of certain events, including ceasing to be a member of the Company's Board (other than by death). During 2002, options to acquire 25,000 shares of Common Stock were granted to independent directors.

         The Board of Directors has two standing committees, an Audit Committee and a Compensation Committee.

         Audit Committee. The Audit Committee is currently composed of Messrs. Chadwick, Cartwright and Klausmeyer, all of whom are independent directors under the rules of the Nasdaq Stock Market, Inc. The functions of the Audit Committee are set forth in a written charter adopted by the Board of Directors and include:

         1. reviewing the accounting principles and practices employed by the Company;

         2. meeting with the Company's independent auditors to review their report on their annual examination of the Company's accounts, their comments on the internal controls of the Company and the actions taken by management in response to such comments;

         3. meeting with the Company's independent auditors to discuss their review of each Form 10-Q prior to filing the document with the Securities and Exchange Commission; and

         4. recommending annually to the Board of Directors the appointment of the Company's independent auditors.

         Compensation Committee. The Compensation Committee is currently composed of three non-employee Directors, Messrs. Chadwick, Klausmeyer and Cartwright. The functions of the Compensation Committee include:

         1. reviewing and making recommendations regarding the compensation of the Company's executive officers; and

         2. administrating and making awards under the Company's compensation plans.

                                   PROPOSAL 2

           AMENDMENT AND RESTATEMENT OF THE 2000 INCENTIVE STOCK PLAN

GENERAL INFORMATION

         The Company's board of directors approved an amendment and restatement of the Plan on July 28, 2003, subject to approval by stockholders at this Meeting. As part of the amendment to the Plan, the number of shares of Common Stock reserved for issuance under the Plan was changed from the greater of (a) 400,000 shares of Common Stock or (b) ten percent (10%) of the number of issued and outstanding shares on the first day of the then-current fiscal quarter of the Company to 600,000 shares of Commons Stock. In addition to increasing the number of shares of Common Stock reserved for issuance, the name of the Plan was changed to I-Sector Corp. Incentive Plan to reflect the change in the name of the Company. The Plan was also amended to comply with the Sarbanes-Oxley Act of 2002, and Section 162(m) and other sections of the Internal Revenue Code, as amended (the "Code"). The Plan was first approved by the Company's board of directors on March 16, 2000, and stockholders approved the Plan on May 19, 2000. The Company is asking stockholders to approve the amendment and restatement of the Plan, (the "Amended and Restated Plan"), as the Company believes that its continued ability to grant incentive awards under the Plan is essential to its success.

         The purpose of the Plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, outside directors, key employees, consultants and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. In the judgment of the board of directors, an initial or increased grant under the Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of the Plan participants with those of the stockholders. Approval of the Amended and Restated Plan by stockholders is also necessary to ensure that the Company has the ability to grant options under the plan that qualify as performance-based under Section 162(m) of the Code (as described in more detail below), as incentive stock options under the Code and to comply with Nasdaq SmallCap Market listing requirements.

         On July 28, 2003, the number of shares of Common Stock reserved for issuance under the Plan was 183,910 shares of Common Stock. On July 28, 2003, the closing price of the Common Stock was $2.75 per share. Because participation and the types of awards under the Plan are subject to the discretion of the compensation committee, the benefits or amounts that will be received by any participant or groups of participants in the Amended and Restated Plan, including officers and directors of the Company, is not currently determinable.

APPROVAL AND REQUIRED VOTE

         The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, is required to approve the Amended and Restated Plan. Abstentions will have the same effect as a vote against approval the Amended and Restated Plan. Broker non-votes will not have any effect on the approval of the Amended and Restated Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 2 to approve the Amended and Restated Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE PLAN.

DESCRIPTION OF THE AMENDED AND RESTATED PLAN

         A description of the provisions of the Amended and Restated Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the Amended and Restated Plan, a copy of which is attached as Appendix A to this proxy statement.

         Administration. The Amended and Restated Plan is administered by the Compensation Committee of the board of directors. The Compensation Committee may delegate its duties under the Amended and Restated Plan, except for the authority to grant awards or take other action on persons who are subject to
Section 16 of the Exchange Act or Section 162 (m) of the Code. In the case of an award to an outside director, the board of directors acts as the Compensation Committee. Subject to the express provisions of the Amended and Restated Plan, the

Compensation Committee is authorized to, among other things, select participants and determine the size, duration and type, as well as the other terms and conditions (which need not be identical), of each award. The Compensation Committee also construes and interprets the Amended and Restated Plan and any related agreements. All determinations and decisions of the Compensation Committee are final, conclusive and binding on all parties.

         Common Stock Reserved for Issuance under the Plan. The number of shares of Common Stock reserved for issuance under the Plan is 600,000 shares of Common Stock.

         Eligibility. The Amended and Restated Plan provides for the grant of Incentive Stock Options ("ISO"), within the meaning of the Code, to employees of the Company, including directors who are also employees. All other awards may be granted to employees, officers, directors and advisors or consultants engaged by the Company, provided such advisors or consultants render bona fide services in connection with the Company's operation. As of July 30, 2003, approximately 166 employees and all members of the Board of Directors were eligible to participate in the Amended and Restated Plan.

         Types of Incentive Awards. Under the Amended and Restated Plan, the Compensation Committee may grant "Incentive Awards," which can include, but are not limited to:

    -    ISO's, as defined in Section 422 of the Code;

    -    "nonstatutory" stock options ("NSOs");

    -    stock appreciation rights ("SARS");

    -    shares of restricted stock;

    -    performance units and performance shares;

    -    other stock-based awards; and

    -    cash bonuses

         Not more than the total number of shares of Common Stock reserved for issuance under the Amended and Restated Plan shall be available for any one of the following types of grants: ISOs, NSOs, SARs, shares of restricted stock, a payment of a performance share in shares of Common Stock, a payout of performance unit in shares of Common Stock, a payout of an other stock-based award in shares of Common Stock described in Section 5 of the Amended and Restated Plan (which includes, without limitation, deferred stock, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or subsidiary).

         ISOs and NSOs together are called "Options." The terms of each award will be reflected in an incentive agreement between the Company and the participant.

         Options. Generally, Options must be exercised within 10 years of the grant date, except grants of ISOs to a 10% or greater stockholder which shall be 5 years. The exercise price of each ISO may not be less than 100% of the fair market value of a share of common stock on the date of grant (110% in the case of a 10% or greater stockholder). The Compensation Committee has the discretion to determine the exercise price of each NSO granted under the 2000 Stock Incentive Plan. To the extent the aggregate fair market value of shares of common stock for which ISOs are exercisable for the first time by any employee during any calendar year exceeds $100,000, those Options must be treated as NSOs.

         The exercise price of each Option is payable in cash or, in the Compensation Committee's discretion, by the delivery of shares of common stock owned by the optionee, or the withholding of shares that would otherwise be acquired on the exercise of the Option, or by any combination of the three.

         SARS. Upon the exercise of an SAR, the holder will receive cash, the aggregate value of which equals the amount by which the fair market value per share of the Common Stock on the exercise date exceeds the exercise price of the SAR, multiplied by the number of shares underlying the exercised portion of the SAR. An SAR may be granted in tandem with or independently of an NSO. SARs will be subject to such conditions and will be exercisable at such times as determined by the Compensation Committee, but the exercise price per share must be at least the fair market value of a share of Common Stock on the date of grant.

         Restricted Stock. Restricted stock may be subject to a substantial risk of forfeiture, a restriction on transferability or our rights of repurchase or first refusal, as determined by the Compensation Committee. Unless the Compensation Committee determines otherwise, during the period of restriction, the grantee will have all other rights of a stockholder, including the right to vote and receive dividends on the shares.

         Performance Units and Performance Shares. For each performance period (to be determined by the Compensation Committee), the committee will establish specific financial or non-financial performance objectives, the number of performance units or performance shares and their contingent values. The values may vary depending on the degree to which such objectives are met.

         Other Stock-Based Awards. Other stock-based awards are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of Common Stock. Subject to the terms of the Amended and Restated Plan, stock-based awards, provided that, in general, the amount of consideration to be received by us shall be either (1) no consideration other than services actually rendered (in the case of the issuance of shares), or (2) in the case of an award in the nature of purchase rights, consideration (other than services rendered) at least equal to 50% of the fair market value of the shares covered by such grant on the grant date.

         Termination of Employment and Change of Control. Except as otherwise provided in the applicable incentive agreement, if a participant's employment or other service with us (or our subsidiaries) is terminated other than due to his death, Disability, Retirement or for Cause (each capitalized term being defined in the Amended and Restated Plan), his then exercisable Options will remain exercisable until the earlier of (a) the expiration date of such Options and (b) three months after termination. If his termination is due to Disability or death, his then exercisable Options will remain exercisable until the earlier of
(a) the expiration date of such options and (b) one year following termination. On retirement, his then exercisable until the earlier of (1) the date set forth in the incentive agreement or (2) six months following his termination (for ISOs, three months). On a termination for Cause, all his Options will expire at the termination date unless otherwise provided in the incentive agreement.

         Upon a Change in Control affecting us, any restrictions on restricted stock and other stock-based awards will be deemed satisfied, all outstanding Options and SARs may become immediately exercisable and all the performance shares and units and any other stock-based awards may become fully vested and deemed earned in full, at the discretion of the Compensation Committee. These provisions could in some circumstances have the effect of an "anti-takeover" defense because, as a result of these provisions, a Change in Control affecting us could be more difficult or costly.

         Incentive Awards Transferable. Incentive Awards generally may not be assigned, sold or otherwise transferred by a participant, other than by will or by the laws of descent and distribution, or be subject to any lien, assignment or charge, as determined by the Compensation Committee.

         Amendment and Termination. Our Board of Directors may amend or terminate the Amended and Restated Plan at any time. However, the Amended and Restated Plan may not be amended, without stockholder approval, if the amendment would have the following effects:

    - Increase the number of shares of Common Stock which may be issued under the Amended and Restated Plan, except in connection with a recapitalization of the Common Stock;

    - Amend the eligibility requirements for employees to purchase Common Stock under the Amended and Restated Plan; or

    -    Extend the term of the Amended and Restated Plan.

         Without a participant's written consent, no termination or amendment of the Amended and Restated Plan shall adversely affect in any material way any outstanding award granted to a participant.

FEDERAL INCOME TAX CONSEQUENCES

         Section 162(m) of the Internal Revenue Code. Section 162(m) of the Code limits publicly-held companies such as the Company to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees. However, performance-based compensation is excluded from this limitation. The Amended and Restated Plan is designed to permit the Compensation Committee to grant options that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

     To qualify as performance-based:

         1) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

         2) the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

         3) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made in a separate vote; and

         4) the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

         In the case of compensation attributable to stock options, the performance goal requirement (summarized in (1) above) is deemed satisfied, and the certification requirement (summarized in (4) above) is inapplicable, if the grant or award is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the Common Stock after the date of grant.

         Under the Code, a director is an "outside director" of the Company if he or she is not a current employee of the Company; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the Company; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the Company in any capacity other than as a director.

         The maximum number of shares of Common Stock subject to options that can be awarded under the Amended and Restated Plan to any covered employee as defined in Section 162 (m) of the Code is 600,000 shares of Common Stock per calendar year and the maximum aggregate case payout with respect to any incentive awards granted in a calendar year to a covered employee is $20,000,000. The maximum number of shares of Common Stock that can be awarded under the Amended and Restated Plan to any covered employee, other than pursuant to an option, is 600,000 per calendar year.

         Incentive Stock Options. The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

         For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

         If all of the foregoing requirements are met, except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section (162)m of the Internal Revenue Code and to certain reporting requirements.

         Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

         If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

         Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the restricted stock is non-transferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Common Stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

         Restricted Stock Units. There are no immediate tax consequences of receiving an award of restricted stock units under the Plan. A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

COMPENSATION COMMITTEE REPORT

         The compensation committee of the Board of Directors (the "Committee") has furnished the following report on executive compensation for fiscal year 2002:

                  The Committee met once in 2002. The compensation of executive officers during 2002 was continued under compensation arrangements existing prior to the formation of the Committee with the exception of the Chief Executive Officer, who accepted a voluntary pay reduction, and the Vice President and Controller, who was awarded an increase. Certain other officers had previously voluntarily elected to take pay reductions until the Company became profitable. The pay reductions were rescinded for two officers of one subsidiary that had two consecutive profitable quarters. The pay reduction for the Chief Executive Officer remained in effect at his request. The Committee's policies and those compensation arrangements are described below:

                  The Committee establishes compensation for executive officers based on performance goals related to the area for which they are responsible while also taking into consideration the ability to reward executive officers who contribute to the overall success of the Company. The following characteristics are factored into the compensation policies.

                  1. The Company seeks to pay competitive salaries in order to attract and retain the best people.

                  2. Executive officer rewards are based on the level of performance attained by the individual measured by the performance of the subsidiary or department for which they are responsible. Awards in the finance area of the Company are based on qualitative performance objectives.

                  3. At the beginning of the performance cycle, quarterly and annual objectives are set for each officer. At the end of each performance cycle, the level of achievement of the objectives are measured and used as the basis for decisions on merit increases, bonus awards and stock option grants. The CEO conducts the review and makes recommendations to the Committee accordingly.

         Chief Executive Officer Compensation: James H. Long has been President and Chief Executive Officer of the Company since its inception in 1983. Mr. Long's compensation consists solely of a base salary. Because Mr. Long owns in excess of 50% of the common stock of the Company, both Mr. Long and the Committee agree that neither a cash bonus nor stock options are necessary to motivate Mr. Long to achieve positive financial results, as Mr. Long will be rewarded along with all other stockholders through the stock price if positive results for the Company are achieved. Thus, at the 2002 Compensation Committee meeting, Mr. Long asked that his base salary be the minimal amount required to meet his immediate cash needs. During the year ended December 31, 2001, without input from the Compensation Committee, Mr. Long voluntarily took a compensation reduction from the salary level set by the Compensation Committee at the 2000 Committee meeting. Mr. Long's reduced compensation continued through 2002. In determining Mr. Long's compensation at the 2002 meeting, the Compensation Committee considered Mr. Long's input as to his minimal immediate cash needs and Mr. Long's input regarding his desire to not receive performance-based compensation other than his financial reward related to his stock ownership appreciation.

                                        THE COMPENSATION COMMITTEE

                                        John B. Cartwright, Chairman
                                        Kevin M. Klausmeyer
                                        Donald R. Chadwick

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Klausmeyer, Cartwright and Chadwick, each of whom are or were outside directors during 2002 served on the Compensation Committee in 2002. During 2002, no director or executive officer of the Company served on the compensation committee or the board of directors of any company for which Messrs Klausmeyer, Cartwright and Johnson served as executive officers or directors.

AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors (the "Audit Committee") has furnished the following report on its activities for the year 2002:

                  The Audit Committee exists to provide an independent, objective oversight of the Company's accounting functions and internal controls. Under the rules of NASDAQ all of the members of the Audit Committee are independent. The Audit Committee operates under a written charter adopted by the Board of Directors on August 15, 2001. The Audit Committee has reviewed the relevant requirements of the Sarbanes-Oxley Act of 2002, the rules, proposed and adopted, of the Securities and Exchange Commission and the proposed new listing standards of the Nasdaq Small-cap Market regarding audit committee procedures and responsibilities. Although the Audit Committee's existing procedures and responsibilities generally complied with the requirements of these rules and standards, the Board of Directors has adopted amendments to the Audit Committee's charter to voluntarily implement certain of the rules and to make explicit its adherence to others. A copy of the Audit Committee's amended and restated charter is attached to this Proxy as Appendix B.

                  The Audit Committee met quarterly in 2002 and again on March 25, 2003 and has held discussions with management and Deloitte and Touche, LLP ("Deloitte"), the Company's independent auditors, regarding the audited financial statements for the year ended December 31, 2002. The Audit Committee reviewed with the independent auditors who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, their judgments as to quality, not just the acceptability, of the Company's accounting functions and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee has also discussed with Deloitte the matters required to be discussed by the Statement of Auditing Standards No. 61 (Communication with Audit Committees) and by the Statement of Auditing Standards No. 90 (Audit Committee Communications).

                  In addition, the Audit Committee has received a written statement from Deloitte describing all relationships between the independent auditors and the Company that may impact their objectivity and independence as required by Independence Standards Board Standard No. 1 and has discussed with Deloitte matters relating to its independence, including review of audit and non-audit fees and any relationships that may impair its independence and satisfied itself as to their independence.

                  Based on the foregoing, the Audit Committee of the Company has recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commissions.

                                        THE AUDIT COMMITTEE

                                        Kevin Klausmeyer, Chairman
                                        Donald R. Chadwick
                                        John B. Cartwright

CHANGE OF INDEPENDENT AUDITORS

         As previously disclosed, on June 5, 2003, the Company dismissed Deloitte as its independent auditors and engaged Grant Thornton LLP ("Grant Thornton"). The Company's audit committee of the Board of Directors approved the decision to change independent auditors.

         In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2002 and 2001, and the subsequent interim period through June 5, 2003, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit reports of Deloitte on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2002 and 2001 and the subsequent interim period, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         During the fiscal years ended December 31, 2002 and 2001 and the subsequent interim period prior to engaging Grant Thornton, neither the Company nor anyone on its behalf consulted with Grant Thornton regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by Grant Thornton that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

         Deloitte was provided a copy of the above disclosures as set forth in the Company's Current Report on Form 8-K dated May 14, 2003, and as amended by the Current Report on Form 8-K/A dated May 16, 2003, and was requested to furnish a letter stating whether it agreed with the statements made by the Company and, if not, stating the respects in which it did not agree.

PRINCIPAL ACCOUNTING FIRM FEES

         Audit Fees. The aggregate fees billed by Deloitte, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte and Touche") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $144,779.

         Financial Information Systems Design and Implementation Fees. No fees were billed by Deloitte & Touche for professional services rendered for information technology services relating to financial information systems design and implementation, nor were such services rendered, during the fiscal year ended December 31, 2002.

         All Other Fees. The aggregate fees billed by Deloitte & Touche for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the year ended December 31, 2002 were $16,500.

         The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

EXECUTIVE OFFICERS

         The executive officers of the Company serve until resignation or removal by the Board of Directors. The Company's executive officers are as follows:

         James H. Long - See Nominees for Director.

         Patricia L. Winstead - Vice President, Controller and Chief Accounting Officer, November 2001 to present, Secretary, November 2002 to present. Mrs. Winstead, age 62, has been the Vice President, Controller and Chief Accounting Officer for the Company since November 2001 and Secretary since November 2002. From June 1999 to November 2001, Mrs. Winstead served as the Controller for the Company. She has responsibility for supervision of accounting and reporting functions for the Company. From 1994 until June 1999, Mrs. Winstead served as the Regional Controller for the Houston Regional office of GE Capital ITS, Inc. From December 1983 until August 1993, Mrs. Winstead was the Controller for Weiss Realty Group and its predecessor Corum Management Company.

         William R. Hennessy - President, Stratasoft, Inc., September 1996 to present. Mr. Hennessy, age 45, has served as the President of Stratasoft, Inc., the Company's subsidiary, since joining the Company in January 1996. Mr. Hennessy's responsibilities include the general management of Stratasoft, Inc. From July 1991 to January 1996, Mr. Hennessy was employed by Inter-Tel, Incorporated, a telephone systems manufacturer and sales and service company, where he served as the Director of MIS and the Director of Voice and Data Integration for the central region.

         Mark T. Hilz - President, Internetwork Experts, Inc., July 2000 to present. Mr. Hilz, age 45, has served as the President of Internetwork Experts, Inc., the Company's subsidiary, since joining the Company in July 2000. Mr. Hilz's responsibilities include the general management of Internetwork Experts, Inc. From 1998 to July 2000, Mr. Hilz was a director of the Company and the Chief Executive Officer of Nichecast, Inc., a privately held internet services company. From 1990 to 1998, Mr. Hilz was the founder, President and Chief Executive Officer of PC Service Source, Inc., a publicly-held distributor of personal computer hardware for the repair industry.

         Paul Klotz - Vice-President, Internetwork Experts, Inc., July 2000 to present. Mr. Klotz, age 42, has served as the Vice President and Chief Operating Officer of Internetwork Experts, Inc., the Company's subsidiary, since joining the Company in August 2000. Mr. Klotz's responsibilities include the operations management of Internetwork Experts, Inc. From 1997 to July 2000, Mr. Klotz was the Vice President of Marketing of PC Service Source., a publicly held provider of service logistics and repair services to the PC industry. From 1988 to 1997, Mr. Klotz was Vice President of Acme Keystone., a privately-held consumer products manufacturing company.

         Frank Cano - President, Valerent, Inc., November 2002 to present. Mr. Cano, age 39, has served as the President of Valerent, Inc., the Company's subsidiary, since rejoining the Company in November 2002. Mr. Cano's responsibilities include the general management of Valerent, Inc. Mr. Cano served as a Division President of Amherst Southwest, LLP from May 2000 until May 2002. Mr. Cano served as the President of the Computer Products Division of I-Sector Corporation from 1997 to May 2000 when the division was sold. From 1996 to 1997, Mr. Cano was the Senior Vice President, Branch Operations of the Company and from 1992 to 1996 was the Branch Manager of the Company's Dallas-Fort Worth office.

FAMILY RELATIONSHIPS

         James H. Long and Frank Cano are brothers-in-law. There are no other family relationships among any of the directors and executive officers of the Company.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of July 15, 2003, the number of shares and percentage of Common Stock beneficially owned by each director, each nominee for director, each Named Executive Officer, as defined in Executive Compensation," and all directors and executive officers as a group.

                                                                AMOUNT AND
                                                                 NATURE OF
                                                            BENEFICIAL OWNERSHIP         PERCENT
         NAME OF BENEFICIAL OWNER                                   (1)                 OF CLASS
James H. Long (2)                                                2,041,950                56.1%
Donald R. Chadwick (3)                                             112,003                 3.1
William R Hennessy (4)                                              36,000                 1.0
Mark T. Hilz (5)                                                    15,000                  *
Kevin M. Klausmeyer (6)                                             10,000                  *
John B. Cartwright (7)                                              10,200                  *
Frank Cano (8)                                                     114,100                 3.1
Patricia L. Winstead (9)                                             7,240                  *
Paul Klotz                                                               0                  *
All Directors and Executive Officers as a Group                  2,346,493                64.4
(9 persons) (2) (3) (4) (5) (6) (7) (8) (9)

--------------------------

* - less than 1%

(1) Beneficial owner of a security includes any person who shares voting or investment power with respect to or has the right to acquire beneficial ownership of such security within 60 days.

(2) Includes 1,920 shares that may be acquired upon exercise of currently exercisable options.

(3) Includes 79,686 shares that may be acquired upon exercise of currently exercisable options and 517 shares owned by his spouse for which Mr. Chadwick disclaims beneficial ownership and 300 shares owned by his minor children for which Mr. Chadwick disclaims beneficial ownership.

(4) Includes 18,000 shares that may be acquired upon exercise of currently exercisable options..

(5) Includes 15,000 shares that may be acquired upon exercise of currently exercisable options.

(6) Includes 10,000 shares that may be acquired upon exercise of currently exercisable options.

(7) Includes 200 shares owned and 10,000 shares that may be acquired upon exercise of currently exercisable options.

(8) Includes 26,500 shares owned jointly by Mr. Cano and his spouse, 36,000 shares owned by Mr. Cano's children and 51,600 shares that may be acquired upon exercise of currently exercisable options.

(9) Includes 6,000 shares owned and 1,240 shares that may be acquired upon exercise of currently exercisable options.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of July 15, 2003, the address and number of shares and percentage of Common Stock owned by each stockholder of the Company that owns 5% or more of the outstanding Common Stock.

        NAME AND ADDRESS                 AMOUNT AND NATURE         PERCENT
      OF BENEFICIAL OWNER              OF BENEFICIAL OWNERSHIP     OF CLASS
-----------------------------------    -----------------------     --------
James H. Long (1)                            2,041,950              56.1%
6401 Southwest Freeway
Houston, Texas 77074

Peak6 Capital Management, LLC. (2)             360,600               9.9%
209 LaSalle Street, Suite 200
Chicago, Illinois 60604

(1) Includes 1,920 shares that may be acquired upon exercise of currently exercisable options.

(2)  As reported on Schedule 13D/A filed July 10, 2002.

EXECUTIVE COMPENSATION

         Summary Compensation Table. The following table reflects compensation for services to the Company for the years ended December 31, 2002, 2001 and 2000 of (i) the Chief Executive Officer of the Company and (ii) the executive officers of the Company who were serving as an executive officer at the end of 2002 and whose total annual salary and bonus exceeded $100,000 in 2002 (the "Named Executive Officers").

                  Annual Compensation                                         Long Term Compensation
------------------------------------------------------                       ------------------------
                                                                                       Awards

                                                                 Other                      Number of
                                                                Annual       Restricted    Securities
Name and Principal                                             Compensa-        Stock      Underlying
    Position               Year       Salary       Bonus         tion           Awards       Options
------------------         ----      --------     -------      ---------     ----------    ----------
James H. Long (1)          2002      $127,690        -            -               -            -
Chief Executive            2001       133,315        -            -               -            -
Officer                    2000       150,000                     -               -            -

William R. Hennessy        2002       128,833     $59,028         -               -            -
President, Stratasoft,     2001        85,162      60,966         -               -            -
Inc. (2)                   2000        91,034      59,686         -               -            -

Mark T. Hilz (3)           2002       185,190                     -               -            -
President,                 2001       185,190                     -               -            -
Internetwork Experts,      2000        84,635                     -               -            -
Inc.

Paul Klotz (3)             2002       144,565       7,500         -               -            -
Vice President,            2001       144,549                     -               -            -
Internetwork Experts,      2000        57,404                     -               -            -
Inc.

(1) The Company has made personal loans to Mr. Long from time to time. See, "Certain Relationships and Related Transactions."

(2)  Includes compensation based on gross profit realized.

(3) For options granted to these individuals in 2002 to purchase common stock of the Company's subsidiary Internetwork Experts, Inc., see "Internetwork Experts Option Grants in Last Fiscal Year" below.

         Options Granted in Last Fiscal Year. The Company did not grant options to acquire common stock to any named executive officer during the year ended December 31, 2002.

         Internetwork Experts Option Grants in Last Fiscal Year. The following table provides information concerning stock options in the Company's Internetwork Experts, Inc. subsidiary granted to the Named Executive Officers during the year ended December 31, 2002. All options in the table have exercise prices equal to the fair market value of the common stock on the date of grant as determined by the Company.

                                                                                 Potential     Potential
                                                                                Realizable     Realizable
                                                                                  Value at      Value at
                                                                                  Assumed       Assumed
                      Number of     Percent of                                  Annual Rate   Annual Rate
                      Shares of        Total                                     of Stock      of Stock
                       Common         Options                                      Price         Price
                       Stock        Granted to    Exercise                      Appreciatio   Appreciations
                     Underlying      Employees     or Base                        ns for        for Option
                       Options       in Fiscal      Price       Expiration      Option Term      Term 10%
                     Granted(2)        Year       ($/share)       Date             5%(1)           (1)
Mark T. Hilz         3,400,000         82.9%        0.15        2/28/2012        $ 320,736      $ 812,809
Paul Klotz             700,000         17.1%        0.15        2/28/2012        $  66,034      $ 167,343

(1) Actual gains, if any, on stock option exercises are dependent on future performance of the Common Stock. No appreciation in the price of the Common Stock will result in no gain.

(2) Any of the options granted in 2002 that become eligible for vesting, but do not vest due to financial performance as compared to predetermined goals, are forfeited and will no longer be eligible for vesting.

         Aggregate Option Exercises and Year-End Option Values. The following table sets forth the information regarding options to purchase shares of the Common Stock and the values of options held by the Named Executive Officers at December 31, 2002. The Named Executive Officers did not exercise any options during 2002.

                          NUMBER OF SECURITIES UNDERLYING
                              UNEXERCISED OPTIONS AT             VALUE OF
                                DECEMBER 31, 2002              UNEXERCISED
                                -----------------              IN-THE MONEY
    NAME                    EXERCISABLE   UNEXERCISABL           OPTIONS
-------------------         -----------   ------------         ------------
James H. Long                   1,920          480               $ 1,200
William R. Hennessy            18,000                             13,370
Mark T. Hilz                   15,000                              5,000
                            -----------------------------------------------
   Total                       34,920          480               $19,570

EQUITY COMPENSATION PLANS

         The Company maintains the 1996 Incentive Stock Option Plan (the "1996 Incentive Stock Option Plan"), Director Plan and the Amended and Restated Plan, pursuant to which it may grant equity awards to eligible persons. All of the Company's equity compensation plans have been approved by the security shareholders. The 1996 Incentive Stock Option Plan and the Director Plan are described more fully below. A description of the Amended and Restated Plan is included in Proposal 2.

         The following table gives information about equity awards as of December 31, 2002 under the 1996 Incentive Stock Option Plan, the Non-Employee Director Plan and the 2000 Incentive Plan:

                                                                                     Number of securities
                                                                                   remaining available for
                                                                                    future issuance under
                             Number of securities to        Weighted-average         equity compensation
                             be issued upon exercise       exercise price of          plans (excluding
                             of outstanding options,      outstanding options,     securities reflected in
Plan category                  warrants and rights         warrants and right            column (a)
-----------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security
holders                              564,322                     $1.46                    378,098
-----------------------------------------------------------------------------------------------------------

         In addition to the Company's equity compensation plans, each of the Company's subsidiaries has a stock incentive plan in place. The subsidiary plans have not been presented to the Company's shareholders for approval. One of the subsidiaries, Internetwork Experts, Inc., has granted options to certain employees and to the executive officers of that subsidiary as an incentive award. As of December 31, 2002, 5,444,499 shares were reserved for issuance upon exercise of outstanding options and 1,055,501 were reserved and remained available for future grants pursuant to that plan. During 2000, 2001 and 2002 options to purchase 900,000, 0, and 4,100,000 shares, respectively, of Common Stock of that subsidiary were granted to certain of the Named Executive Officers under that plan. The quantity of options granted in 2002 that vest each year is determined based on the percentage of predetermined financial goals that such executives attain and none vest prior to March 31, 2003. Any of the 2002 options granted that become eligible for vesting, but do not vest due to financial performance as compared to predefined goals, are forfeited and will no longer be eligible for vesting, except in the case of a certain pre-defined level of return to shareholders upon the occurrence of a liquidity event, in which case such shares will vest. Any unvested stock options vest immediately upon the occurrence of a liquidity event for that subsidiary.

EMPLOYMENT AGREEMENTS

         The named executive officers of the Company have entered into employment agreements (collectively, the "Executive Employment Agreements") with the Company. Under the terms of the respective agreements, Messrs. Long, Hennessy, Hilz and Klotz are entitled to an annual base salary of $150,000, $125,000, $200,000 and $150,000 respectively, plus other bonuses, the amounts and payment of which are within the discretion of the Compensation Committee. Beginning in the quarter ended June 30, 2001 Messrs. Long, Hilz and Klotz took voluntarily pay reductions as compared to the base salary set in their respective employment agreements. The voluntary pay reductions were reinstated for Messrs. Hilz and Klotz after certain financial performance goals were attained. Mr. Long has extended his voluntary pay reduction through the date of this proxy statement. The Executive Employment Agreements may be terminated by the Company or by the executive officer at any time by giving proper notice. The Executive Employment Agreements generally provide that the executive officer will not, for the term of his employment and for a period of either twelve or eighteen months, whichever the case may be, following the end of such executive officer's employment with the Company, compete with the Company, disclose any confidential information of the Company, solicit any of the Company's employees or customers or otherwise interfere with the relations of the Company.

STOCK PERFORMANCE GRAPH

         The following graph compares the performance of the Common Stock with the Nasdaq Stock Market (U.S. Companies) Index and with the Russell 2000 Index. The graph assumes that $100 was invested on July 7, 1997, the first trading day for the Company, in the Common Stock and in each index on the last trading day for each year end thereafter, and that any cash dividends were reinvested. The Company has not declared any dividends during the period covered by this graph.

[PERFORMANCE GRAPH]

                                          ASSUMED INVESTMENT WITH REINVESTMENT OF DIVIDENDS
                                ---------------------------------------------------------------------
                                7/97       12/97     12/98      12/99      12/00      12/01     12/02
I-SECTOR CORPORATION            100.00      67.71     46.15      32.32      24.62      20.68    49.23
NASDAQ STOCK MARKET (U.S.)      100.00     107.38    140.99     261.49     157.77     125.16    86.53
RUSSELL 2000                    100.00     112.00     97.45     118.17     114.60     117.45    93.39

         This graph depicts the past performance of the Common Stock and in no way should be used to predict future performance. The Company does not make or endorse any predictions as to future share performance.

         The stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has from time to time made payments on behalf of Allstar Equities, Inc. a Texas corporation ("Equities"), which is wholly-owned by James
H. Long, the Company's President and Chief Executive Officer, and on behalf of Mr. Long, personally for taxes, property and equipment. Effective on December 1, 1999 a note payable by Equities was signed for $335,551 for 60 monthly installments of $6,965. The note bears interest at 9% per year. At May 31, 2003, the outstanding principal amount of the Company's note receivable from Equities was approximately $19,000. In addition to the note receivable from Equities, the Company has an additional amount receivable from Equities of $34,000. Additionally, from time to time the Company has made payments to unrelated parties, primarily for the usage of a credit card, for transactions that should either wholly or partially benefit Mr. Long and which should therefore be accounted for as indebtedness by Mr. Long to the Company, and on which Mr. Long paid interest of 6% per annum on the average outstanding balance. During August 2002, in order to be in complete compliance with the Sarbanes-Oxley Act of 2002, the Company made a demand for repayment of the outstanding balance at that time of $94,000 related to Mr. Long's personal credit card usage. Mr. Long paid the entire balance in December 2002. The Company furnishes two company-owned vehicles for Mr. Long's business and personal use.

         The Company leases office space from Equities. On December 1, 1999, Equities purchased the Company's building and executed a direct lease with the Company with an expiration date of December 31, 2004. In conjunction with Equities obtaining new financing on the building, a new lease was executed with the Company on February 1, 2002 with an expiration date of January 31, 2007. The new lease has rental rates reduced from $37,692 per month to $37,192 per month.

         In August 1996, the Company retained an independent real estate consulting firm to conduct a survey of rental rates for facilities in Houston, Texas that are comparable to its Houston headquarters facility. Based upon this survey, and additional consultations with representatives of the real estate consulting firm, the Company believes that the rental rate and other terms of the Company's sublease from Equities are at least as favorable as those that could be obtained in an arms-length transaction with an unaffiliated third party.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's directors, executive officers, and stockholders who own more than 10% the Common Stock, are required to file reports of stock ownership and changes in ownership of common stock with the Securities and Exchange Commission and to furnish the Company with copies of all such reports they file. The Company believes that during 2001 the Directors and officers made all Section 16(a) filing requirements on a timely basis.

DISTRIBUTION OF ANNUAL REPORTS

         The annual report (Form 10-K) to stockholders covering the year ended December 31, 2002 was mailed concurrently with this proxy statement to each stockholder entitled to vote at the Meeting.

STOCKHOLDER PROPOSALS

         Any stockholder who wishes to submit a proposal for action to be included in the proxy statement and form of proxy relating to the Company's 2004 annual meeting of stockholders is required to submit such proposal to the Company on or before March 31, 2004. In addition, the deadline for providing notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the annual meeting in 2004 is June 14, 2004. If we do not receive notice of any matter that a stockholder wishes to raise at the annual meeting in 2004 by June 14, 2004 and a matter is raised at that meeting, the proxy holders for next year's meeting will have discretionary authority to vote on the matter. Stockholder proposals and notices should be sent to Secretary, I-Sector Corporation, 6401 Southwest Freeway, Houston, Texas 77074.

OTHER MATTERS

         The cost of soliciting proxies, including the cost of reimbursing banks and brokers for forwarding proxies and proxy statements to their principals, in the accompanying form, will be borne by the Company. In addition to solicitations by mail, a number of regular employees of the Company may, if necessary to assure the presence of a quorum, solicit proxies in person or by telephone, for which they will receive no additional compensation. Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for their customary out-of-pocket and reasonable expenses incurred in forwarding proxy materials to beneficial owners.

         The persons designated as proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the Meeting. Management does not know of any matters other than those referred to in this proxy statement that will be presented for action at the Meeting.

                                     By Order of the Board of Directors,

                                     /s/ PATRICIA L. WINSTEAD
                                     ---------------------------------------
                                     Patricia L. Winstead, Secretary
                                     August 4, 2003

I-SECTOR CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of I-Sector Corporation (the "Company") hereby appoints TIMOTHY GROTHUES AND HELENA Y. SHIU and each of them individually as attorneys in fact, agents and as proxies of the undersigned, with power to appoint his substitute, to represent and to vote, as designated below, all shares of common stock of I-Sector Corporation held of record by the undersigned on July 15, 2003 at the Annual Meeting of Stockholders to be held on August 20, 2003 and at any adjournments or postponements thereof.

          1. To elect four (4) nominees to serve as directors until the next annual meeting of stockholders or until their successors are elected and qualified.

               / /    FOR all nominees listed below (except as marked to the
               contrary below)

               / /    WITHHOLD AUTHORITY to vote for all nominees below
               (INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

               NOMINEES:

                  James H. Long                    Donald R. Chadwick
                  Kevin M. Klausmeyer              John B. Cartwright

          2.   To approve the amendment and restatement of the 2000 Incentive
               Stock

               / /    FOR

               / /    AGAINST

               / /    AGAINST

UNLESS OTHERWISE SPECIFIED ON THIS PROXY, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES ABOVE AND FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2000 STOCK INCENTIVE PLAN. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY BE PRESENTED TO THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, the Proxy Statement furnished with the notice, and the Company's 2002 Annual Report on Form 10-K.

                                     _____________________________________
                                     Signature of Stockholder

                                     NUMBER OF SHARES:____________________

                                     Dated:         August_____, 2003

Please sign exactly as name(s) appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

PLEASE MARK, SIGN, AND DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

                                  APPENDIX "A"

                              I-SECTOR CORPORATION
                                 INCENTIVE PLAN

                            (AS AMENDED AND RESTATED
                            EFFECTIVE JULY 28, 2003)

Appendix A - Amended and Restated Incentive Stock Plan

                               TABLE OF CONTENTS

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SECTION 1. GENERAL PROVISIONS RELATING TO PLAN GOVERNANCE, COVERAGE AND BENEFITS.................................     1
         1.1      Purpose........................................................................................     1
         1.2      Definitions....................................................................................     1
                  (a)      Appreciation..........................................................................     2
                  (b)      Authorized Officer....................................................................     2
                  (c)      Board.................................................................................     2
                  (d)      Cause.................................................................................     2
                  (e)      CEO...................................................................................     2
                  (f)      Control in Control....................................................................     2
                  (g)      Code..................................................................................     2
                  (h)      Committee.............................................................................     2
                  (i)      Common Stock..........................................................................     3
                  (j)      Company...............................................................................     3
                  (k)      Consultant............................................................................     3
                  (l)      Covered Employee......................................................................     3
                  (m)      Deferred Stock........................................................................     3
                  (n)      Disability............................................................................     4
                  (o)      Employee..............................................................................     4
                  (p)      Employment............................................................................     4
                  (q)      Exchange Act..........................................................................     4
                  (r)      Fair Market Value.....................................................................     4
                  (s)      Grantee...............................................................................     5
                  (t)      Immediate Family......................................................................     5
                  (u)      Incentive Award.......................................................................     5
                  (v)      Incentive Agreement...................................................................     5
                  (w)      Incentive Stock Option................................................................     5
                  (x)      Independent SAR.......................................................................     5
                  (y)      Insider...............................................................................     5
                  (z)      Nonstatutory Stock Option.............................................................     6
                  (aa)     Option Price..........................................................................     6
                  (bb)     Other Stock-Based Award...............................................................     6
                  (cc)     Outside Director......................................................................     6
                  (dd)     Parent................................................................................     6
                  (ee)     Performance-Based Awards..............................................................     6
                  (ff)     Performance-Based Exception...........................................................     6

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

TABLE OF CONTENTS (continued)

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                  (gg)     Performance Period....................................................................     6
                  (hh)     Performance Share or Performance Unit.................................................     6
                  (ii)     Plan..................................................................................     6
                  (jj)     Publicly Held Corporation.............................................................     6
                  (kk)     Restricted Stock......................................................................     6
                  (ll)     Restricted Stock Award................................................................     7
                  (mm)     Restriction Period....................................................................     7
                  (nn)     Retirement............................................................................     7
                  (oo)     Share.................................................................................     7
                  (pp)     Share Pool............................................................................     7
                  (qq)     Spread................................................................................     7
                  (rr)     Stock Appreciation Right or SAR.......................................................     7
                  (ss)     Stock Option or Option................................................................     7
                  (tt)     Subsidiary............................................................................     7
                  (uu)     Supplemental Payment..................................................................     7
                  (vv)     Tandem SAR............................................................................     7
         1.3      Plan Administration............................................................................     7
                  (a)      Authority of the Committee............................................................     8
                  (b)      Meetings..............................................................................     8
                  (c)      Decisions Binding.....................................................................     8
                  (d)      Modification of Outstanding Incentive Awards..........................................     8
                  (e)      Delegation of Authority...............................................................     9
                  (f)      Expenses of Committee.................................................................     9
                  (g)      Surrender of Previous Incentive Awards................................................     9
                  (h)      Indemnification.......................................................................     9
         1.4      Shares of Common Stock Available for Incentive Awards..........................................    10
         1.5      Share Pool Adjustments for Awards and Payouts..................................................    11
         1.6      Common Stock Reserved..........................................................................    11
         1.7      Participation..................................................................................    12
                  (a)      Eligibility...........................................................................    12
                  (b)      Incentive Stock Option Eligibility....................................................    12
         1.8      Types of Incentive Awards......................................................................    12
SECTION 2. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS...........................................................    12

         2.1      Grant of Stock Options.........................................................................    12
         2.2      Stock Option Terms.............................................................................    13
                  (a)      Written Agreement.....................................................................    13

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

TABLE OF CONTENTS (continued)

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                  (b)      Number of Shares......................................................................    13
                  (c)      Exercise Price........................................................................    13
                  (d)      Term..................................................................................    13
                  (e)      Exercise..............................................................................    13
                  (f)      $100,000 Annual Limit on Incentive Stock Options......................................    14
         2.3      Stock Option Exercises.........................................................................    14
                  (a)      Method of Exercise and Payment........................................................    14
                  (b)      Restrictions on Share Transferability.................................................    15
                  (c)      Notification of Disqualifying Disposition of Shares from Incentive Stock Options......    16
                  (d)      Proceeds of Option Exercise...........................................................    16
         2.4      Stock Appreciation Rights in Tandem with Nonstatutory Stock Options............................    16
                  (a)      Grant.................................................................................    16
                  (b)      General Provisions....................................................................    16
                  (c)      Exercise..............................................................................    16
                  (d)      Settlement............................................................................    17
         2.5      Stock Appreciation Rights Independent of Nonstatutory Stock Options............................    17
                  (a)      Grant.................................................................................    17
                  (b)      General Provisions....................................................................    17
                  (c)      Exercise..............................................................................    17
                  (d)      Settlement............................................................................    17
         2.6      Reload Options.................................................................................    17
         2.7      Supplemental Payment on Exercise of Nonstatutory Stock Options or Stock Appreciation Rights....    18
SECTION 3. RESTRICTED STOCK......................................................................................    18

         3.1      Award of Restricted Stock......................................................................    18
                  (a)      Grant.................................................................................    18
                  (b)      Immediate Transfer Without Immediate Delivery of Restricted Stock.....................    18
         3.2      Restrictions...................................................................................    19
                  (a)      Forfeiture of Restricted Stock........................................................    19
                  (b)      Issuance of Certificates..............................................................    19
                  (c)      Removal of Restrictions...............................................................    20
         3.3      Delivery of Shares of Common Stock.............................................................    20
         3.4      Supplemental Payment on Vesting of Restricted Stock............................................    20
SECTION 4. PERFORMANCE UNITS AND PERFORMANCE SHARES..............................................................    20

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

TABLE OF CONTENTS (continued)

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         4.1      Performance Based Awards.......................................................................    20
                  (a)      Grant.................................................................................    20
                  (b)      Performance Criteria..................................................................    21
                  (c)      Modification..........................................................................    21
                  (d)      Payment...............................................................................    21
                  (e)      Special Rule for Covered Employees....................................................    22
         4.2      Supplemental Payment on Vesting of Performance Units or Performance Shares.....................    22
SECTION 5. OTHER STOCK-BASED AWARDS..............................................................................    22

         5.1      Grant of Other Stock-Based Awards..............................................................    22
         5.2      Other Stock-Based Award Terms..................................................................    23
                  (a)      Written Agreement.....................................................................    23
                  (b)      Purchase Price........................................................................    23
                  (c)      Performance Criteria and Other Terms..................................................    23
                  (d)      Payment...............................................................................    23
                  (e)      Dividends.............................................................................    23
SECTION 6. PROVISIONS RELATING TO PLAN PARTICIPATION.............................................................    24

         6.1      Plan Conditions................................................................................    24
                  (a)      Incentive Agreement...................................................................    24
                  (b)      No Right to Employment................................................................    24
                  (c)      Securities Requirements...............................................................    24
         6.2      Transferability................................................................................    25
         6.3      Rights as a Stockholder........................................................................    26
                  (a)      No Stockholder Rights.................................................................    26
                  (b)      Representation of Ownership...........................................................    26
         6.4      Listing and Registration of Shares of Common Stock.............................................    26
         6.5      Change in Stock and Adjustments................................................................    26
                  (a)      Changes in Law or Circumstances.......................................................    26
                  (b)      Exercise of Corporate Powers..........................................................    27
                  (c)      Recapitalization of the Company.......................................................    27
                  (d)      Issue of Common Stock by the Company..................................................    27
                  (e)      Assumption under the Plan of Outstanding Stock Options................................    28
                  (f)      Assumption of Incentive Awards by a Successor.........................................    28
         6.6      Termination of Employment, Death, Disability and Retirement....................................    29
                  (a)      Termination of Employment.............................................................    29
                  (b)      Termination of Employment for Cause...................................................    29

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

TABLE OF CONTENTS (continued)

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                  (c)      Retirement............................................................................    30
                  (d)      Disability or Death...................................................................    30
                  (e)      Continuation..........................................................................    30
         6.7      Change in Control..............................................................................    31
         6.8      Exchange of Incentive Awards...................................................................    33
         6.9      Financing......................................................................................    33
SECTION 7. GENERAL...............................................................................................    33

         7.1      Effective Date and Grant Period................................................................    33
         7.2      Funding and Liability of Company...............................................................    33
         7.3      Withholding Taxes..............................................................................    34
                  (a)      Tax Withholding.......................................................................    34
                  (b)      Share Withholding.....................................................................    34
                  (c)      Incentive Stock Options...............................................................    34
                  (d)      Loans.................................................................................    34
         7.4      No Guarantee of Tax Consequences...............................................................    35
         7.5      Designation of Beneficiary by Participant......................................................    35
         7.6      Deferrals......................................................................................    35
         7.7      Amendment and Termination......................................................................    35
         7.8      Requirements of Law............................................................................    36
                  (a)      Governmental Entities and Securities Exchanges........................................    36
                  (b)      Securities Act Rule 701...............................................................    36
         7.9      Rule 16b-3 Securities Law Compliance for Insiders..............................................    37
         7.10     Compliance with Code Section 162(m) for Publicly Held Corporation..............................    37
         7.11     Successors to Company..........................................................................    37
         7.12     Miscellaneous Provisions.......................................................................    37
         7.13     Severability...................................................................................    38
         7.14     Gender, Tense and Headings.....................................................................    38
         7.15     Governing Law..................................................................................    38

Appendix A - Amended and Restated Incentive Stock Plan

                              I-SECTOR CORPORATION
                                 INCENTIVE PLAN

                                   SECTION 1.

                         GENERAL PROVISIONS RELATING TO
                     PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1      PURPOSE

         The I-Sector Corporation Incentive Plan as amended and restated effective July 28, 2003 (the "PLAN") amends and restates the Allstar Systems, Inc. 2000 Stock Incentive Plan (the "PRIOR PLAN") to increase the number of shares of Common Stock available for Incentive Awards, to change the name of the Plan to reflect the change in the name of Allstar Systems, Inc. to I-Sector Corporation and to make certain other changes as provided herein. The purpose of the Plan is to foster and promote the long-term financial success of I-Sector Corporation (the "COMPANY") and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company's stockholders,
(d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive incentive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

         The Plan provides for payment of various forms of incentive compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

         The Effective Date of the Prior Plan is March 15, 2000. The term EFFECTIVE DATE as used herein shall mean March 15, 2000. Subject to approval by the Company's stockholders pursuant to Section 7.1, the Plan will be amended and restated effective as of July 28, 2003. The Plan shall continue from the Effective Date, and will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 7.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award be granted under the Plan after the expiration of ten (10) years from the Effective Date.

1.2      DEFINITIONS

         The following terms shall have the meanings set forth below:

Appendix A - Amended and Restated Incentive Stock Plan

                  (a) APPRECIATION. The difference between the option exercise price per share of the Nonstatutory Stock Option to which a Tandem SAR relates and the Fair Market Value of a share of Common Stock on the date of exercise of the Tandem SAR.

                  (b) AUTHORIZED OFFICER. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

                  (c)      BOARD. The Board of Directors of the Company.

                  (d) CAUSE. When used in connection with the termination of a Grantee's Employment, shall mean the termination of the Grantee's Employment by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the willful and proven misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful, continued and unreasonable failure by the Grantee to perform the material duties assigned to him which is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or a designated officer of the Company or a Subsidiary; (v) the knowing engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company's or Subsidiary's conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.

                  (e)      CEO. The Chief Executive Officer of the Company.

                  (f) CONTROL IN CONTROL. Any of the events described in and subject to Section 6.7.

                  (g) CODE. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

                  (h) COMMITTEE. A committee appointed by the Board consisting of at least one member as appointed by the Board to administer the Plan. However, if the Company is a Publicly Held Corporation, the Plan shall be administered by a committee appointed by the Board consisting of not less than two directors who fulfill the "non-employee director" requirements of Rule 16b-3 under the Exchange Act and the "outside director" requirements of Section 162(m) of the Code. In either case, the Committee may be the

Appendix A - Amended and Restated Incentive Stock Plan

         Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.

                  The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

                  Notwithstanding the preceding paragraphs of this Section 1.2(h), the term "Committee" as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

                  (i) COMMON STOCK. The common stock of the Company, $.01 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

                  (j) COMPANY. I-Sector Corporation, a corporation organized under the laws of the State of Delaware and any successor in interest thereto.

                  (k) CONSULTANT. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

                  (l) COVERED EMPLOYEE. A named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation Section 1.162-27(c) (or its successor), during any such period that the Company is a Publicly Held Corporation.

                  (m) DEFERRED STOCK. Shares of Common Stock to be issued or transferred to a Grantee under an Other Stock-Based Award granted pursuant to Section 5 at the end of a specified deferral period, as set forth in the Incentive Agreement pertaining thereto.

Appendix A - Amended and Restated Incentive Stock Plan

                  (n) DISABILITY. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company's long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company's long-term disability insurance policy or plan, "Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination by such physician upon request.

                  (o) EMPLOYEE. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

                  (p) EMPLOYMENT. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, or government service, or military leave, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion.

                  Unless otherwise provided in the Incentive Agreement, the term "Employment" for purposes of the Plan is also defined to include (i) compensatory or advisory services performed by a Consultant for the Company (or any Parent or Subsidiary) and (ii) membership on the Board by an Outside Director.

                  (q) EXCHANGE ACT. The Securities Exchange Act of 1934, as amended.

                  (r) FAIR MARKET VALUE. If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion. In this respect, the Committee may rely on

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         such financial data, appraisals, valuations, experts, and other sources, in its discretion, as it deems advisable under the circumstances.

         If the Company is a Publicly Held Corporation, the Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the New York Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading, or (ii) if not so reported, the average of the closing bid and asked prices for a Share on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

                  (s) GRANTEE. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

                  (t) IMMEDIATE FAMILY. With respect to a Grantee, the Grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

                  (u) INCENTIVE AWARD. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Reload Options, Stock Appreciation Right, Restricted Stock Award, Performance Unit, Performance Share, or Other Stock-Based Award, as well as any Supplemental Payment.

                  (v) INCENTIVE AGREEMENT. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1(a).

                  (w) INCENTIVE STOCK OPTION. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

                  (x) INDEPENDENT SAR. A Stock Appreciation Right described in Section 2.5.

                  (y) INSIDER. If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

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                  (z)      NONSTATUTORY STOCK OPTION. A Stock Option granted by
         the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

                  (aa) OPTION PRICE. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

                  (bb) OTHER STOCK-BASED AWARD. An award granted by the Committee to a Grantee under Section 5.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

                  (cc) OUTSIDE DIRECTOR. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.

                  (dd) PARENT. Any corporation (whether now or hereafter existing) which constitutes a "parent" of the Company, as defined in
         Section 424(e) of the Code. .

                  (ee) PERFORMANCE-BASED AWARDS. An award granted by the Committee to the Grantee under Section 4 which may include Performance Shares or Performance Units.

                  (ff) PERFORMANCE-BASED EXCEPTION. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code Section 162(m) and Treasury Regulation
         Section 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

                  (gg) PERFORMANCE PERIOD. A period of time determined by the Committee and set out in the Incentive Agreement over which performance is measured for the purpose of determining a Grantee's right to and the payment value of any Performance Unit, Performance Share or Other Stock-Based Award.

                  (hh) PERFORMANCE SHARE OR PERFORMANCE UNIT. An Incentive Award representing a contingent right to receive cash or shares of Common Stock (which may be Restricted Stock) at the end of a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock, and, in the case of Performance Units, is denominated in cash values.

                  (ii) PLAN. I-Sector Corporation Incentive Plan, as set forth herein and as it may be amended from time to time.

                  (jj) PUBLICLY HELD CORPORATION. A corporation issuing any class of common equity securities required to be registered under
         Section 12 of the Exchange Act.

                  (kk) RESTRICTED STOCK. Shares of Common Stock issued or transferred to a Grantee pursuant to Section 3.

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                  (ll)     RESTRICTED STOCK AWARD. An authorization by the
         Committee to issue or transfer Restricted Stock to a Grantee.

                  (mm) RESTRICTION PERIOD. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

                  (nn) RETIREMENT. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee's Incentive Agreement.

                  (oo)     SHARE. A share of the Common Stock of the Company.

                  (pp) SHARE POOL. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under
         Section 1.5 and as adjusted for changes in corporate capitalization under Section 6.5.

                  (qq) SPREAD. The difference between the exercise price per Share specified in any Independent SAR grant and the Fair Market Value of a Share on the date of exercise of the Independent SAR.

                  (rr) STOCK APPRECIATION RIGHT OR SAR. A Tandem SAR described in Section 2.4 or an Independent SAR described in Section 2.5.

                  (ss) STOCK OPTION OR OPTION. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Section 422 of the Code, only an Employee may be granted an Incentive Stock Option.

                  (tt) SUBSIDIARY. Any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in Section 424(f) of the Code.

                  (uu) SUPPLEMENTAL PAYMENT. Any amount, as described in Sections 2.7, 3.4 and/or 4.2, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.

                  (vv) TANDEM SAR. A Stock Appreciation Right that is granted in connection with a related Stock Option pursuant to Section 2.4, the exercise of which shall require forfeiture of the right to purchase a Share under the related Stock Option (and when a Share is purchased under the Stock Option, the Tandem SAR shall similarly be canceled).

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1.3      PLAN ADMINISTRATION

                  (a) AUTHORITY OF THE COMMITTEE. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan;
         (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan's administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan, including without limitation, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or any Incentive Agreement. The determinations of the Committee shall be final and binding.

                  (b) MEETINGS. The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

                  (c) DECISIONS BINDING. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee's decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

                  (d) MODIFICATION OF OUTSTANDING INCENTIVE AWARDS. Subject to the stockholder approval requirements of Section 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee. With respect to an Incentive Award that is an incentive stock option (as described in Section 422 of the Code), no adjustment to such option shall be made to the extent constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.

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                  (e)      DELEGATION OF AUTHORITY. The Committee may delegate
         to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, if the Company is a Publicly Held Corporation, the Committee may not delegate to any person the authority to (i) grant Incentive Awards, or (ii) take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.

                  (f) EXPENSES OF COMMITTEE. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

                  (g) SURRENDER OF PREVIOUS INCENTIVE AWARDS. The Committee may, in its absolute discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled.

                  (h) INDEMNIFICATION. EACH PERSON WHO IS OR WAS A MEMBER OF THE COMMITTEE, OR OF THE BOARD, SHALL BE INDEMNIFIED BY THE COMPANY AGAINST AND FROM ANY DAMAGE, LOSS, LIABILITY, COST AND EXPENSE THAT MAY BE IMPOSED UPON OR REASONABLY INCURRED BY HIM IN CONNECTION WITH OR RESULTING FROM ANY CLAIM, ACTION, SUIT, OR PROCEEDING TO WHICH HE MAY BE A PARTY OR IN WHICH HE MAY BE INVOLVED BY REASON OF ANY ACTION TAKEN OR FAILURE TO ACT UNDER THE PLAN (INCLUDING SUCH INDEMNIFICATION FOR A PERSON'S OWN, SOLE, CONCURRENT OR JOINT NEGLIGENCE OR STRICT LIABILITY), EXCEPT FOR ANY SUCH ACT OR OMISSION CONSTITUTING WILLFUL MISCONDUCT OR GROSS NEGLIGENCE. SUCH PERSON SHALL BE INDEMNIFIED BY THE COMPANY FOR ALL AMOUNTS PAID BY HIM IN SETTLEMENT THEREOF, WITH THE COMPANY'S APPROVAL, OR PAID BY HIM IN SATISFACTION OF ANY JUDGMENT IN ANY SUCH ACTION, SUIT, OR PROCEEDING AGAINST HIM, PROVIDED HE SHALL GIVE THE COMPANY AN OPPORTUNITY, AT ITS OWN EXPENSE, TO HANDLE AND DEFEND THE SAME BEFORE HE UNDERTAKES TO HANDLE AND DEFEND IT ON HIS OWN BEHALF. THE FOREGOING RIGHT OF INDEMNIFICATION SHALL NOT BE EXCLUSIVE OF ANY OTHER RIGHTS OF INDEMNIFICATION TO WHICH SUCH PERSONS MAY BE ENTITLED UNDER THE COMPANY'S ARTICLES OR CERTIFICATE OF INCORPORATION OR BYLAWS, AS A MATTER OF LAW, OR

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         OTHERWISE, OR ANY POWER THAT THE COMPANY MAY HAVE TO INDEMNIFY THEM OR
         HOLD THEM HARMLESS.

1.4      SHARES OF COMMON STOCK AVAILABLE FOR INCENTIVE AWARDS

         Subject to adjustment under Section 6.5, there shall be reserved for issuance for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) 600,000 Shares of Common Stock of the Company. Not more than the 600,000 Shares reserved for issuance under the Plan (pursuant to the previous sentence) shall be available for any one of the following types of grants: Incentive Stock Options, Nonstatutory Stock Options, SAR, Restricted Stock, a payment of a Performance Share in Shares, a payout of a Performance Unit in Shares, a payout of an Other Stock-Based Award in Shares described in Section 5 (which includes, without limitation, Deferred Stock, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary). The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares are available for issuance pursuant to Incentive Awards.

         During any period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:

                  (a) Subject to adjustment as provided in Section 6.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, SARs, Restricted Stock, Performance Units and Performance Shares paid out in Shares, or Other Stock-Based Awards paid out in Shares) that may be granted or that may vest, as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be 600,000 Shares.

                  (b) The maximum aggregate cash payout (including SARs, Performance Units and Performance Shares paid out in cash, or Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any Covered Employee shall be Twenty Million dollars ($20,000,000).

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                  (c)      With respect to any Stock Option or Stock
         Appreciation Right granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option or Stock Appreciation Right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or Stock Appreciation Rights granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with
         Section 162(m) of the Code.

                  (d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5      SHARE POOL ADJUSTMENTS FOR AWARDS AND PAYOUTS.

         The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

                  (a)      Stock Option;

                  (b)      SAR (except a Tandem SAR);

                  (c)      Restricted Stock;

                  (d)      A payout of a Performance Share in Shares;

                  (e)      A payout of a Performance Unit in Shares; and

                  (f)      A payout of an Other Stock-Based Award in Shares.

         The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

                  (a) A Payout of an SAR, Tandem SAR, Restricted Stock Award, or Other Stock-Based Award in the form of cash;

                  (b) A cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Stock Option, or the termination of a related Stock Option upon exercise of the corresponding Tandem SAR) of any Shares subject to an Incentive Award; and

                  (c) Payment of an Option Price with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares turned in or withheld as payment of the Option Price).

1.6      COMMON STOCK RESERVED.

         The Common Stock reserved for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized

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

but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7      PARTICIPATION

                  (a) ELIGIBILITY. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

                  (b) INCENTIVE STOCK OPTION ELIGIBILITY. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee's percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

1.8      TYPES OF INCENTIVE AWARDS

         The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Restricted Stock and Supplemental Payments as described in Section 3, Performance Units, Performance Shares and Supplemental Payments as described in
Section 4, Other Stock-Based Awards and Supplemental Payments as described in
Section 5, or any combination of the foregoing.

                                   SECTION 2.

                   STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1      GRANT OF STOCK OPTIONS

         The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and

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conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

2.2      STOCK OPTION TERMS

                  (a) WRITTEN AGREEMENT. Each grant of an Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee's Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee's Incentive Agreement, need not be uniform among all Stock Options issued pursuant to the Plan.

                  (b) NUMBER OF SHARES. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

                  (c) EXERCISE PRICE. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Incentive Stock Option is granted (110% for 10% or greater shareholders pursuant to Section 1.7(b)). To the extent that the Company is a Publicly Held Corporation and the Stock Option is intended to qualify for the Performance-Based Exception, the exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

                  (d) TERM. In the Incentive Agreement, the Committee shall fix the term of each Stock Option which shall be not more than ten (10) years from the date of grant (five years for ISO grants to 10% or greater shareholders pursuant to Section 1.7(b)). In the event no term is fixed, such term shall be ten (10) years from the date of grant.

                  (e) EXERCISE. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

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                  (f)      $100,000 ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS.
         Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.

2.3      STOCK OPTION EXERCISES

                  (a) METHOD OF EXERCISE AND PAYMENT. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

                  The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and
         (iii) above. Any payment in Shares of Common Stock shall be effected by the delivery of such Shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents as the Secretary or Committee may require from time to time.

                  The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a "cashless exercise" with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any

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         other means which the Committee determines to be consistent with the
         Plan's purpose and applicable law. A "cashless exercise" of an Option is a procedure by which a broker provides the funds to the Grantee to effect an Option exercise, to the extent consented to by the Committee in its discretion. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker) or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act (if the Company is a Publicly Held Corporation). In no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or cashless exercise, if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee in its discretion.

                  In the discretion of the Committee, an Option may be exercised by a broker-dealer acting on behalf of the Grantee if (i) the broker-dealer has received from the Grantee a duly endorsed Incentive Agreement evidencing such Option and instructions signed by the Grantee requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Grantee and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (iii) the broker-dealer and the Grantee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220 (or its successor).

                  As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.

                  Subject to Section 6.2, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

                  (b) RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any grant of Stock Option or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any stockholders' agreement, buy/sell agreement, stockholders' agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such

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         Shares are then listed and/or traded, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

                  Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

                  (c) NOTIFICATION OF DISQUALIFYING DISPOSITION OF SHARES FROM INCENTIVE STOCK OPTIONS. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

                  (d) PROCEEDS OF OPTION EXERCISE. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4      STOCK APPRECIATION RIGHTS IN TANDEM WITH NONSTATUTORY STOCK OPTIONS

                  (a) GRANT. The Committee may, at the time of grant of a Nonstatutory Stock Option, or at any time thereafter during the term of the Nonstatutory Stock Option, grant Stock Appreciation Rights with respect to all or any portion of the Shares of Common Stock covered by such Nonstatutory Stock Option. A Stock Appreciation Right in tandem with a Nonstatutory Stock Option is referred to herein as a "TANDEM SAR."

                  (b) GENERAL PROVISIONS. The terms and conditions of each Tandem SAR shall be evidenced by an Incentive Agreement. The Option Price per Share of a Tandem SAR shall be fixed in the Incentive Agreement and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the Nonstatutory Stock Option to which it relates.

                  (c) EXERCISE. A Tandem SAR may be exercised at any time the Nonstatutory Stock Option to which it relates is then exercisable, but only to the extent such Nonstatutory Stock Option is exercisable, and shall otherwise be subject to the conditions applicable to such Nonstatutory Stock Option. When a Tandem SAR is exercised, the Nonstatutory Stock Option to which it relates shall terminate to the extent of the number of Shares with respect to which the Tandem SAR is exercised. Similarly, when a Nonstatutory Stock Option is exercised, the Tandem SARs relating to the Shares covered

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         by such Nonstatutory Stock Option exercise shall terminate. Any Tandem
         SAR which is outstanding on the last day of the term of the related Nonstatutory Stock Option shall be automatically exercised on such date for cash, without the need for any action by the Grantee, to the extent of any Appreciation.

                  (d) SETTLEMENT. Upon exercise of a Tandem SAR, the holder shall receive, for each Share with respect to which the Tandem SAR is exercised, an amount equal to the Appreciation. The Appreciation shall be payable in cash, Common Stock, or a combination of both, as specified in the Incentive Agreement (or in the discretion of the Committee if not so specified). The Appreciation shall be paid within 30 calendar days of the exercise of the Tandem SAR. The number of Shares of Common Stock which shall be issuable upon exercise of a Tandem SAR shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Tandem SAR is exercised multiplied by the Appreciation in such shares and (2) is the Fair Market Value of a Share on the exercise date.

2.5      STOCK APPRECIATION RIGHTS INDEPENDENT OF NONSTATUTORY STOCK OPTIONS

                  (a) GRANT. The Committee may grant Stock Appreciation Rights independent of Nonstatutory Stock Options ("INDEPENDENT SARs").

                  (b) GENERAL PROVISIONS. The terms and conditions of each Independent SAR shall be evidenced by an Incentive Agreement. The exercise price per share of Common Stock shall be not less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant of the Independent SAR. The term of an Independent SAR shall be determined by the Committee.

                  (c) EXERCISE. Independent SARs shall be exercisable at such time and subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the Independent SAR grant.

                  (d) SETTLEMENT. Upon exercise of an Independent SAR, the holder shall receive, for each Share specified in the Independent SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock, or a combination of both, in the discretion of the Committee or as specified in the Incentive Agreement. The Spread shall be paid within 30 calendar days of the exercise of the Independent SAR. The number of Shares of Common Stock which shall be issuable upon exercise of an Independent SAR shall be determined by dividing (1) by
         (2), where (1) is the number of Shares as to which the Independent SAR is exercised multiplied by the Spread in such Shares and (2) is the Fair Market Value of a Share on the exercise date.

2.6 RELOAD OPTIONS. At the discretion of the Committee, the Grantee may be granted under an Incentive Agreement, replacement Stock Options under the Plan that permit the Grantee to purchase an additional number of Shares equal to the number of previously owned Shares surrendered by the Grantee to pay for all or a portion of the Option Price

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         upon exercise of his Stock Options. The terms and conditions of such replacement Stock Options shall be set forth in the Incentive
         Agreement.

2.7 SUPPLEMENTAL PAYMENT ON EXERCISE OF NONSTATUTORY STOCK OPTIONS OR STOCK APPRECIATION RIGHTS

         The Committee, either at the time of grant or as of the time of exercise of any Nonstatutory Stock Option or Stock Appreciation Right, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option or Stock Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and/or Stock Appreciation Right and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

                                   SECTION 3.

                                RESTRICTED STOCK

3.1      AWARD OF RESTRICTED STOCK

                  (a) GRANT. In consideration of the performance of Employment by any Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded under the Plan by the Committee with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement.

                  (b) IMMEDIATE TRANSFER WITHOUT IMMEDIATE DELIVERY OF RESTRICTED STOCK. Unless otherwise specified in the Grantee's Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

                  As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee's dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a "substantial risk of forfeiture" (within the meaning given to such

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         term under Code Section 83) and restrictions on transfer. In the
         Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Covered Employee, if applicable, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

                  Shares awarded pursuant to a grant of Restricted Stock may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee's Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

3.2      RESTRICTIONS

                  (a) FORFEITURE OF RESTRICTED STOCK. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a "substantial risk of forfeiture" (as defined in Code
         Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee's Incentive Agreement.

                  (b) ISSUANCE OF CERTIFICATES. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

                  The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and

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                  conditions (including forfeiture and restrictions against
                  transfer) contained in the I-Sector Corporation Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and I-Sector Corporation A copy of the Plan and Incentive Agreement are on file in the corporate offices of I-Sector Corporation

         Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock until such Shares vest pursuant to the terms of the Incentive Agreement.

                  (c) REMOVAL OF RESTRICTIONS. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

3.3      DELIVERY OF SHARES OF COMMON STOCK

         Subject to withholding taxes under Section 7.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions. Such delivery shall be effected for all purposes when the Company shall have deposited such certificate in the United States mail, addressed to the Grantee or other appropriate recipient.

3.4      SUPPLEMENTAL PAYMENT ON VESTING OF RESTRICTED STOCK

         The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

                                   SECTION 4.

                    PERFORMANCE UNITS AND PERFORMANCE SHARES

4.1      PERFORMANCE BASED AWARDS

                  (a) GRANT. The Committee is authorized to grant Performance-Based Awards consisting of Performance Units and Performance Shares to selected Grantees who are Employees, Outside Directors or Consultants. Each grant of Performance Units and/or Performance Shares shall be evidenced by an Incentive Agreement in such amounts and

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         upon such terms as shall be determined by the Committee. The Committee may make grants of Performance Units or Performance Shares in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Units or Performance Shares and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.

                  (b) PERFORMANCE CRITERIA. The Committee may establish performance goals applicable to Performance-Based Awards based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company's business, and (iii) individual performance. Performance criteria for the Company shall relate to the achievement of predetermined financial objectives for the Company and its Subsidiaries on a consolidated basis. Performance criteria for a segment of the Company's business shall relate to the achievement of financial and operating objectives of the segment for which the participant is accountable. Examples of performance criteria shall include (but are not limited to) pre-tax or after-tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense and maintenance expense or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein. Individual performance criteria shall relate to a participants overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance goals may differ among participants.

                  (c) MODIFICATION. If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company's objectives because of a change in the Company's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives to the extent it considers such modification to be necessary. The Committee shall not permit any such modification that would cause the Performance-Based Awards to fail to qualify for the Performance-Based Exception, if applicable.

                  (d) PAYMENT. The basis for payment of Performance-Based Awards for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Grantee's Incentive Agreement. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the number of Performance-Based Awards may be based on the degree to which actual performance exceeded the pre-established minimum performance standards. The amount of payment shall be

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         determined by multiplying the number of Performance-Based Awards granted at the beginning of the Performance Period times the final Performance Award value. Payments shall be made, in the discretion of the Committee as specified in the Incentive Agreement.

                  (e) SPECIAL RULE FOR COVERED EMPLOYEES. No later than the ninetieth (90th) day following the beginning of a Performance Period (or twenty-five percent (25%) of the Performance Period) the Committee shall establish performance goals as described in Section 4.1 applicable to Performance-Based Awards awarded to Covered Employees in such a manner as shall permit payments with respect thereto to qualify for the Performance-Based Exception, if applicable. If a Performance Award granted to a Covered Employee is intended to comply with the Performance-Based Exception, the Committee in establishing performance goals shall comply with Treasury Regulation Section l.162-27(e)(2) (or its successor). As soon as practicable following the Company's determination of the Company's financial results for any Performance Period, the Committee shall certify in writing: (i) whether the Company achieved its minimum performance for the objectives for the Performance Period, (ii) the extent to which the Company achieved its performance objectives for the Performance Period, (iii) any other terms that are material to the grant of Performance-Based Awards, and (iv) the calculation of the payments, if any, to be paid to each Grantee for the Performance Period.

4.2      SUPPLEMENTAL PAYMENT ON VESTING OF PERFORMANCE UNITS OR PERFORMANCE
         SHARES

         The Committee, either at the time of grant or at the time of vesting of Performance Units or Performance Shares, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of such Performance Units or Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as seemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

                                   SECTION 5.

                            OTHER STOCK-BASED AWARDS

5.1      GRANT OF OTHER STOCK-BASED AWARDS

         Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Other types of Stock-Based Awards include, without limitation, Deferred Stock, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights

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convertible into Shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Incentive Awards.

5.2      OTHER STOCK-BASED AWARD TERMS

                  (a) WRITTEN AGREEMENT. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

                  (b) PURCHASE PRICE. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to 50% of the Fair Market Value of the Shares covered by such grant on the date of grant (or such percentage higher than 50% that is required by any applicable tax or securities law).

                  (c) PERFORMANCE CRITERIA AND OTHER TERMS. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide for a Supplemental Payment similar to such payment as described in Section 4.2.

                  (d) PAYMENT. Other Stock-Based Awards may be paid in Shares of Common Stock or other consideration related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Incentive Agreement.

                  (e) DIVIDENDS. The Grantee of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award only to the extent as determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide in the Incentive Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Shares of Common Stock.

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                                   SECTION 6.

                   PROVISIONS RELATING TO PLAN PARTICIPATION

6.1      PLAN CONDITIONS

                  (a) INCENTIVE AGREEMENT. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee's particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly-situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee's Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a stockholders' agreement or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

                  (b) NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

                  (c) SECURITIES REQUIREMENTS. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of

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         such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

                  If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

                  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

6.2      TRANSFERABILITY

         Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or
(b) pursuant to a qualified domestic relations order (as defined by Section 414(p) of the Code); provided, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee's Immediate Family, (ii) a trust or trusts for the exclusive benefit of such Immediate Family, (iii) a partnership in which such members of such Immediate Family are the only partners, or (iv) any other entity owned solely by members of the Immediate Family; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6.2, and
(C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Grantee" shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 6.6 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

         Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no

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obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee's termination of employment.

         No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee's enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 6.2 shall be void and ineffective. All determinations under this Section 6.2 shall be made by the Committee in its discretion.

6.3      RIGHTS AS A STOCKHOLDER

                  (a) NO STOCKHOLDER RIGHTS. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.

                  (b) REPRESENTATION OF OWNERSHIP. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

6.4      LISTING AND REGISTRATION OF SHARES OF COMMON STOCK

         The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares of Common Stock are traded. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

6.5      CHANGE IN STOCK AND ADJUSTMENTS

                  (a)      CHANGES IN LAW OR CIRCUMSTANCES. Subject to Section
         6.7 (which only applies in the event of a Change of Control), in the event of any change in applicable laws or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants equitable adjustment

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         because it interferes with the intended operation of the Plan, then, if the Committee should determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

                  (b) EXERCISE OF CORPORATE POWERS. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

                  (c)      RECAPITALIZATION OF THE COMPANY. Subject to Section
         6.7 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this subsection (c).

                  (d) ISSUE OF COMMON STOCK BY THE COMPANY. Except as hereinabove expressly provided in this Section 6.5 and subject to
         Section 6.7 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or

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         upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

                  (e) ASSUMPTION UNDER THE PLAN OF OUTSTANDING STOCK OPTIONS. Notwithstanding any other provision of the Plan, the Committee, in its absolute discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder's rights under the previously granted and unexercised stock option or other stock-based incentive award, such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section
         1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.

                  (f) ASSUMPTION OF INCENTIVE AWARDS BY A SUCCESSOR. Subject to the accelerated vesting and other provisions of Section 6.7 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A "Corporate Event" means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

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                  Notwithstanding the previous paragraph of this Section 6.5(f), but subject to the accelerated vesting and other provisions of Section
         6.7 that apply in the event of a Change in Control, the Committee, in its discretion, if it determines that such action is in the best interests of the Company, shall have the right and power to:

                           (i) cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event but only if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

                           (ii) provide for the exchange of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award.

         The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this subsection (f).

6.6      TERMINATION OF EMPLOYMENT, DEATH, DISABILITY AND RETIREMENT

                  (a) TERMINATION OF EMPLOYMENT. Unless otherwise expressly provided in the Grantee's Incentive Agreement, if the Grantee's Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other applicable Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety
         (90) days (not exceeding 3 months in the case of a statutory stock option) after the date of his termination of Employment.

                  (b) TERMINATION OF EMPLOYMENT FOR CAUSE. Unless otherwise expressly provided in the Grantee's Incentive Agreement, in the event of the termination of a

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         Grantee's Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m.
         (CST) on the date of such termination of Employment.

                  (c) RETIREMENT. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon the termination of Employment due to the Retirement of any Employee who is a Grantee:

                           (i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

                           (ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or
                  (B) the expiration of (1) six months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.

                  (d) DISABILITY OR DEATH. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon termination of Employment as a result of the Grantee's Disability or death:

                           (i) any nonvested portion of any outstanding Option or other applicable Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

                           (ii) any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee's termination of Employment date.

                  In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of "Disability" in Section 1.2, whether the Employee has incurred a "Disability" for purposes of determining the length of the Option exercise period following termination of Employment under this paragraph (d) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (d) has occurred.

                  (e) CONTINUATION. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award, (ii) for a continuation of the exercise period

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Appendix A - Amended and Restated Incentive Stock Plan
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         following termination for a longer period than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee's Incentive Agreement shall be required.

6.7      CHANGE IN CONTROL

         Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the Grantee's Incentive Agreement:

                  (a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

                  (b) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

                  (c) all of the Performance Shares, Performance Units and any Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

         Notwithstanding any other provision of this Plan, unless otherwise expressly provided in the Grantee's Incentive Agreement, the provisions of this
Section 6.7 may not be terminated, amended, or modified to adversely affect any Incentive Award theretofore granted under the Plan without the prior written consent of the Grantee with respect to his outstanding Incentive Awards subject, however, to the last paragraph of this Section 6.7.

         For all purposes of this Plan, a "CHANGE IN CONTROL" of the Company means the occurrence of any one or more of the following events:

                  (a) The acquisition by any individual, entity or group (within the meaning of 14(d)(2) of the Exchange Act (a "PERSON")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "OUTSTANDING COMPANY STOCK") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING SECURITIES"); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger,

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Appendix A - Amended and Restated Incentive Stock Plan
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         consolidation or similar business combination involving the Company (a
         "MERGER"), if, following such Merger, the conditions described in clauses (i) and (ii) Section 6.7(c) (below) are satisfied;

                  (b) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

                  (c) Approval by the shareholders of the Company of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than 50% of the common stock of the corporation resulting from such Merger in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;

                  (d) The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than 50% of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition, and (ii) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or

                  (e) Any other event that a majority of the Board, in its sole discretion, determines to constitute a Change in Control hereunder.

         Notwithstanding the occurrence of any of the foregoing events of this
Section 6.7 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting or reasonably leading to a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board prior to the

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occurrence of an event that otherwise would be, or reasonably lead to, a Change in Control, or after such event only if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be, or reasonably lead to, a Change in Control.

6.8      EXCHANGE OF INCENTIVE AWARDS

         The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

6.9      FINANCING

         To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable laws, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.

                                   SECTION 7.

                                     GENERAL

7.1      EFFECTIVE DATE AND GRANT PERIOD

         This Plan is hereby amended and restated by the Board effective as of July 28, 2003, subject to the approval of the stockholders of the Company within one year from July 28, 2003. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Unless sooner terminated by the Board, no Incentive Award shall be granted under the Plan after ten (10) years from the Effective Date, as defined in Section 1.1.

7.2      FUNDING AND LIABILITY OF COMPANY

         No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee

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be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

7.3      WITHHOLDING TAXES

                  (a) TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction.

                  (b) SHARE WITHHOLDING. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

                  (c) INCENTIVE STOCK OPTIONS. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

                  (d) LOANS. To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable law, the Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.

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7.4      NO GUARANTEE OF TAX CONSEQUENCES

         Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

7.5      DESIGNATION OF BENEFICIARY BY PARTICIPANT

         Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

7.6      DEFERRALS

         The Committee may permit a Grantee to defer such Grantee's receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units, Performance Shares or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals to the extent required for tax deferral of compensation under the Code.

7.7      AMENDMENT AND TERMINATION

         The Board and CEO shall each have the power and authority to terminate or amend the Plan at any time; provided, however, the Board or CEO shall not, without the approval of the stockholders of the Company within the time period required by applicable law, (a) except as provided in Section 6.5, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4, (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan, (c) extend the term of the Plan, or, if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception, or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

         No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

         In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company's Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations

Appendix A - Amended and Restated Incentive Stock Plan promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company's stockholders.

7.8      REQUIREMENTS OF LAW

                  (a) GOVERNMENTAL ENTITIES AND SECURITIES EXCHANGES. The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

                  (b) SECURITIES ACT RULE 701. If no class of the Company's securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to "Rule 701 Grantees" (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 ("Rule 701"), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him, as well as the additional disclosure required by Rule 701(e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this subsection 7.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this subsection 7.8(b), as determined in accordance with Rule 701, "Rule 701 Grantees" shall mean any Grantee other than a director of the Company, the Company's chairman, chief executive officer, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.

Appendix A - Amended and Restated Incentive Stock Plan

7.9      RULE 16b-3 SECURITIES LAW COMPLIANCE FOR INSIDERS

         If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. With respect to all Grantees, transactions under the Plan are intended to comply with Securities Regulation BTR and the Company's insider trading policies as revised from time to time or such other similar Company policies, including but not limited to, policies relating to black out periods. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

7.10     COMPLIANCE WITH CODE SECTION 162(m) FOR PUBLICLY HELD CORPORATION

         If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception, except for grants of Nonstatutory Stock Options with an Option Price set at less than the Fair Market Value of a Share on the date of grant. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award, unless consented to in writing by the Grantee.

7.11     SUCCESSORS TO COMPANY

         All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

7.12     MISCELLANEOUS PROVISIONS

                  (a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

                  (b) The expenses of the Plan shall be borne by the Company.

Appendix A - Amended and Restated Incentive Stock Plan

                  (c) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

                  (d) No Shares of Common Stock shall be issued hereunder unless counsel for the Company is then reasonably satisfied that such issuance will be in compliance with federal and state securities laws, if applicable.

7.13     SEVERABILITY

         In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

7.14     GENDER, TENSE AND HEADINGS

         Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

7.15     GOVERNING LAW

         The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

         IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer.

                                    I-SECTOR CORPORATION

                                    By: /s/ James H. Long
                                       -----------------------------------------

                                        James H. Long
                                        President and Chief Executive Officer

Appendix A - Amended and Restated Incentive Stock Plan

                                  APPENDIX "B"

                              I-SECTOR CORPORATION

                                     CHARTER

                                     OF THE

                                 AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

                   (AS ADOPTED ON AUGUST 15, 2000 AND AMENDED
                       NOVEMBER 5, 2002 AND JULY 28, 2003)

I.       PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:

1. the financial reports and other financial and related information provided by the Corporation to any governmental body or the public;

2. the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established;

3. the Corporation's auditing, accounting and financial reporting processes generally.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter. In doing so, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board, the independent accountants and the financial management of the Corporation. The Audit Committee will encourage continuous improvement of, and foster adherence to, the Corporation's policies, procedures and practices at all levels.

II.      COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that would interfere with the exercise of his or her independent judgment. A director with any of the following relationships will not be considered independent:

1. Employees: a director who has been employed by the Corporation or any of its affiliates for the current year or any of the past three years. (An affiliate includes a subsidiary, sibling company, predecessor, parent company or former parent company of the Corporation);

2. Business Relationship: (a) a director accepting any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan or non-discretionary compensation or
     (b) a director being a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the Corporation's or the business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

Appendix B - Audit Committee Charter                                Page 1 of 4

3. Cross Compensation Committee Link; a director who is employed as an executive of another company where any of the Corporation's executives serve on that entity's compensation committee; or

4. Immediate Family; a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home.

The Board may appoint one director to the Audit Committee who is not considered independent and who is not a current employee of the Corporation or an immediate family member of a current employee of the Corporation, if:

1. the Board determines that is in the best interests of the Corporation and the Stockholders to appoint the 'non-independent' director to the Audit Committee; and

2. the Board discloses the following information in the Corporation's first proxy statement filed with the Securities & Exchange Commission after the appointment of the 'non-independent' director:

          a)   the nature of the director's relationship with the Corporation;
               and

          b) the reasons for determining that the appointment of the director was in the best interests of the Corporation and stockholders.

Each member of the Audit Committee shall be able to read and understand fundamental financial statements or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. At least one member of the Audit Committee shall have either:

1.   Past employment experience in finance or accounting;

2.   Professional certification in accounting; or

3. Other comparable experience or background which results in the individual's financial sophistication.

The members of the Audit Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Audit Committee may designate a Chair by majority vote.

III.     MEETINGS

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with IV. 3 below.

IV.      RESPONSIBILITIES AND DUTIES

DOCUMENTS/REPORTS REVIEW

1. Review and assess the adequacy of this Charter annually, and update as conditions dictate.

Appendix B - Audit Committee Charter                                Page 2 of 4

2. Review the Corporation's annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants. The review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, estimates and judgments.

3. Review with financial management and the independent accountants each Form 10-Q prior to its filing and/or release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

INDEPENDENT ACCOUNTANTS

4. Because the independent accountants for the Corporation are ultimately accountable to the Audit Committee, the Audit Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.

5. All engagements for auditing services and non-audit services by the independent auditors must be approved by the Audit Committee prior to the commencement of services, except as otherwise may be provided under the Securities Exchange Act. The Audit Committee may designate a member of the Audit Committee to represent the entire Audit Committee for purposes of approval of audit or non-audit services, subject to approval by the Audit Committee at the next regularly scheduled meeting. The Corporation's independent auditors may not be engaged to perform prohibited activities under the Sarbanes-Oxley Act of 2002 or the rules of the Public Company Accounting Oversight Board or the Securities and Exchange Commission.

6. On an annual basis, the Audit Committee shall ensure its receipt from the independent accountants of a formal written statement delineating all relationships between the independent accountants and the Corporation consistent with Independence Standards Board Standard 1 and review and discuss with the independent accountants all significant relationships they have with the Corporation or services they provide that could impair the accountants objectivity and independence.

7. Periodically consult with the independent accountants out of the presence of management about the adequacy and effectiveness of the Corporation's internal controls and the fullness and accuracy of the Corporation's financial statements.

FINANCIAL REPORTING PROCESSES

8. In consultation with management and the independent accountants, consider the integrity of the Corporation's financial reporting processes. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. The Audit Committee should also review significant findings prepared by the independent accountants with management's responses, the status of management's responses to previous recommendations from the independent accountants and the status of any previous instructions to management from the Audit Committee.

9. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

10. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, and other matters related to the conduct of the audit which should be communicated to the Audit Committee under generally accepted auditing standards.

11. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

Appendix B - Audit Committee Charter                                Page 3 of 4

ETHICAL AND LEGAL COMPLIANCE

12. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

13. Establish procedures to allow any employee or investor to report a suspected violation of SEC accounting or reporting rules and regulations, any suspected violations of generally accepted accounting principles and any suspected acts of fraud by employees or management of the company. Such procedures should include documenting the report, the investigation of the report, and any follow-up response to the report.

14. Establish procedures for resolution of any reported conflicts of interest or irregularities or other violations of the code of ethical conduct or significant, or potentially significant, regulatory non-compliance issues that are identified.

15. Review, with the Corporation's counsel, legal matters that may have a material impact on the financial statements, the Corporation's compliance policies, including the Code of Ethical Conduct, and any material reports or inquiries received from regulators or governmental agencies.

Appendix B - Audit Committee Charter                                Page 4 of 4

I-SECTOR CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of I-Sector Corporation (the "Company") hereby appoints TIMOTHY GROTHUES AND HELENA Y. SHIU and each of them individually as attorneys in fact, agents and as proxies of the undersigned, with power to appoint his substitute, to represent and to vote, as designated below, all shares of common stock of I-Sector Corporation held of record by the undersigned on July 15, 2003 at the Annual Meeting of Stockholders to be held on August 20, 2003 and at any adjournments or postponements thereof.

         1. To elect four (4) nominees to serve as directors until the next annual meeting of stockholders or until their successors are elected and qualified.

              [ ] FOR all nominees listed below (except as marked to the contrary below)

              [ ] WITHHOLD AUTHORITY to vote for all nominees below (INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

              NOMINEES:

                   James H. Long                     Donald R. Chadwick
                   Kevin M. Klausmeyer               John B. Cartwright

         2.   To approve the amendment and restatement of the 2000 Incentive
              Stock

              [ ]  FOR

              [ ]  AGAINST

              [ ]  AGAINST

UNLESS OTHERWISE SPECIFIED ON THIS PROXY, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES ABOVE AND FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2000 STOCK INCENTIVE PLAN. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY BE PRESENTED TO THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, the Proxy Statement furnished with the notice, and the Company's 2002 Annual Report on Form 10-K.



                   --------------------------------------------
                   Signature of Stockholder


                   NUMBER OF SHARES:
                                    ---------------------------


                   Dated:       August             , 2003
                                       ------------

Please sign exactly as name(s) appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.


PLEASE MARK, SIGN, AND DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.